STEIN ROE YOUNG INVESTOR FUND

                        QUARTERLY REPORT o JUNE 30, 2002

                     As of end of business on July 26, 2002
              this fund is now known as Liberty Young Investor Fund




[logo: STEIN ROE MUTUAL FUNDS]

           LOOK
         FOR YOUR
        NEWSLETTER
      IN THIS REPORT

       DID YOU KNOW?

AS YOU READ YOUR SHAREHOLDER
REPORT, KEEP AN EYE OUT FOR THIS
QUESTION! IT WILL SHOW YOU WHERE
YOU CAN FIND:

o ADDITIONAL INFORMATION
ABOUT YOUR FUND'S INVESTMENTS.

o DEFINITIONS OF MARKET AND
INVESTMENT TERMS AND

o FURTHER EXPLANATION OF
CONCEPTS THAT ARE DISCUSSED
IN YOUR REPORT.



Table of Contents

To Our Shareholders                               1

Portfolio Managers' Report                        2

Performance                                       4

Investment Portfolio                              6

Activity Pages                                 I-VI




             o NOT FDIC INSURED o May lose value o No bank guarantee

To Our Shareholders

[photo of Keith T. Banks]


Dear Shareholder,

Want to know what's happened to stocks and the Stein Roe Young Investor Fund since our last report? Well, here's the latest chapter of the story, which covers the second quarter of 2002. That is: April, May and June.

As you may recall from the previous report, stock prices moved higher over the six-month period that ended in March of 2002. While news about the economy remained fairly good in the second quarter of 2002, stocks did not perform very well. In fact, the S&P 500 was down more than 13% - which was one of the worst quarterly declines in recent history.

There were several possible reasons for the market's decline during the second quarter. The first is the continued concern among investors over what the war against terrorism might mean for the US economy.

The second reason appears to the questionable business and accounting practices undertaken by several large corporations in the US and around the world. These practices have led to investor worries about the truthfulness and quality of the sales, cash flow, and earnings numbers that companies report. These numbers are important because they are used to determine what a company's stock is actually worth. As an investor, if you don't have confidence in such numbers, you probably don't want to pay much for the stock.

The final, and perhaps the most important, potential reason for the large decline in stock prices over the last three months, was concern that company earnings for the second quarter would not be as high as stock analysts expected. Earnings expectations were too high going into the quarter. The big recovery in spending and company earnings that we had hoped for at the start of 2002 now seems unlikely to happen until 2003. With lower earnings, a company, its stock, and the stock market as a whole are worth less to investors. On a positive note, however, we feel that investors may have done more selling for this reason than was necessary.

Despite these problems, we still believe that stocks are an important part of an investor's portfolio. As stocks became cheaper, your fund's portfolio managers took advantage of the many new investment opportunities that appeared. As always, they emphasized stocks of high-quality companies that, in their view, are expected to increase sales and earnings. With these recent trades, they think Stein Roe Young Investor Fund will be well positioned when the stock market recovers.

The story continues in the pages that follow. In an interview with the fund's portfolio managers Dave Brady and Erik Gustafson, you'll see how the fund did during the second quarter, what stock trades the managers made, and why they made those trades. You'll also learn what could happen next for stocks and Stein Roe Young Investor Fund.

Just so you know, Stein Roe Young Investor Fund merged with Liberty Young Investor Fund on July 26, 2002. This makes you a shareholder in the new combined fund known as Liberty Young Investor Fund. While the name is new, the portfolio managers and investment objectives remain the same. If you have any questions about the merger, or about information in this report, please contact a shareholder service representative at 800-338-2550.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Stein Roe Mutual Funds

Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

Portfolio Managers' Report

[photos of Mr. Brady and Mr. Gustafson]



Mr. Brady and Mr. Gustafson, senior vice presidents of Stein Roe and Farnham Incorporated, have been portfolio managers of the fund or the portfolio in which the fund invests since 1995.

How did the fund do during the second quarter?

For the three months that ended on June 30, 2002, the fund declined 14.54%. Over the same time, the S&P 500 Index declined 13.39%. As a whole, however, the stocks of large, fast-growing companies fared even worse. Two of the most widely used measures of large, growth company performance are the Nasdaq composite index, which declined 20.64% during the second quarter, and the Russell 1000 Growth index, which fell by 18.67%. Usually, approximately 60% of the fund's portfolio is invested in large-company growth stocks - with the stocks of small- and medium-sized companies making up the rest.



                                  DID YOU KNOW?

   For the second quarter of 2002 - April, May, and June - stocks of medium-sized companies represented in the S&P MidCap 400 Index declined 9.31%, versus a decline of 13.39% for the stocks of large companies in the S&P 500 Index. Stocks of smaller companies in the S&P SmallCap 600 Index weathered the storm a little better, with a decline of 6.53%.



Were there any sectors or individual companies in the fund that really hurt performance?

Our investments in stocks of consumer staples and health care companies hurt performance the most. Safeway,1 a leading US grocery store chain that is in the consumer staples sector, performed poorly after its management announced that the company's earnings would be below their previous expectations. We remain confident in this investment, however. We think that the price for Safeway stock is attractive compared to the company's earning prospects over the next three years. In addition, we have a high regard for the past accomplishments of the company's management.

Johnson & Johnson, an investment in the health care sector, also hurt performance. The stock was a top holding in the fund at the start of the second quarter, when its price was rising because of a new surgical product. Fortunately, we sold some of our shares of Johnson & Johnson after concluding that the stock price had become higher than what the company was actually worth. This limited damage to the fund's returns when the stock price began to fall. We continue to believe that Johnson & Johnson has a good future and plan to maintain an investment in the shares.



                                  DID YOU KNOW?

   Today, eBay has more than 46 million users - up from 22 million at the end of 2000. More than $9 billion worth of merchandise was sold on eBay in 2001, an increase of 72% over the year before. A large part of this increase came from sales in the many foreign countries where eBay is available. Today, eBay has more than 18,000 categories of merchandise to choose from, versus 8,000 in 2000.

   Source: eBay 2001 annual report to shareholders.

What helped performance?

Although performance in every sector in the portfolio declined during the second quarter, certain of the fund's investments in information technology and consumer companies performed relatively well. Even though both sectors were down during the quarter, the sectors outperformed the S&P 500 Index. One technology company that performed well was Intuit, which makes software for consumers and businesses. Another was eBay, the leading online auction company, in which we started investing during the quarter. eBay performed so well, in fact, that we began to take profits in the stock near the end of the quarter. We still have a small position in the company and plan to add more of its stock when the price is more attractive again.

Did you make any other changes?

We made quite a few small changes, which is different from what we've done in the past, and a few large changes as well. You should expect an increase in the number of small trades in the future. Don't panic though. We are still looking for growing companies to buy that we can hold onto for the long term. We feel an increase in trading is necessary at this point to add value in what could be a more normal market environment over the next five or so years. For the most part, we expect to make trades based on how a stock's price compares to how well its company is doing in other areas. That is called the stock's "valuation." With this in mind, we expect to sell stocks that we think have become too expensive and add stock with prices that are more attractive.

Some of our valuation-based trades during the second quarter included buying more stock of companies that were already in the fund - such as Microsoft, SLM Corporation, and Gentex. In addition to eBay, as mentioned earlier we introduced several others stocks to the portfolio - such as Micron Technology, Inc., a semiconductor company.



                                  DID YOU KNOW?

   On June 30, 2002, the value of the S&P 500 Index was 989. You have to go back to January of 1998 to see the index below 1000 for more than a few days. The Index is now far below its high of 1527 in March of 2000. Stocks may also be a bargain when you compare their prices to the earnings of their companies. Today, the S&P 500 Index has a p/e ratio (stock price divided by earnings) that is low compared to the p/e ratios of the last few years.




Besides selling some of the fund's investments in Johnson & Johnson and eBay, we reduced our investments in Maxim, Hispanic Broadcasting, and Texas Regional Bancshares. In addition, we eliminated investments in the Gap and Biomet because we were no longer comfortable with the long-term outlook for those companies.

What does the future look like for stocks?

We try to stay away from predictions. We believe, however, that the portfolio is properly invested. It holds many different types of stocks from quality companies that we expect to have increasingly stronger growth in the year ahead. As always, we will focus on companies that we believe are well run, can increase their sales and earnings power over the long term, and have stock prices that are attractive compared to the companies' long-term potential.

An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Because the portfolio is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The prices of small- and medium-sized companies may be more volatile than those of larger, more established companies.

1Holdings are disclosed as a percentage of net assets as of June 30, 2002 and are subject to change: Safeway (2.6%), Johnson & Johnson (4.2%), Intuit (2.4%), eBay (0.6%), Microsoft (4.1%), SLM Corporation (1.7%), Gentex (1.6%), Micron Technologies (0.7%), Maxim (1.5%), Hispanic Broadcasting (2.0%), Texas Regional Bancshares (2.1%).

Performance

Top 10 holdings as of 6/30/02 (%)

  Walgreen                      4.6
------------------------------------
  Johnson & Johnson             4.2
------------------------------------
  Microsoft                     4.1
------------------------------------
  Mattel                        4.0
------------------------------------
  Citigroup                     3.4
------------------------------------
  Wells Fargo                   3.3
------------------------------------
  Wyeth                         3.1
------------------------------------
  Household International       3.0
------------------------------------
  Kinder Morgan                 3.0
------------------------------------
  McDonald's                    2.9
------------------------------------

Holdings are calculated as a percentage of the total net assets in Stein Roe & Farnham Growth Investor Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain these holdings in the future.



Economic sector breakdown as of 6/30/02 (%)


                                                     S&P 500
                                     The Fund         Index

  Financials                           24.2           19.8
------------------------------------------------------------
  Consumer discretionary               22.0           13.6
------------------------------------------------------------
  Information technology               15.0           13.9
------------------------------------------------------------
  Health care                          11.0           13.7
------------------------------------------------------------
  Consumer staples                      7.2            9.9
------------------------------------------------------------


Sector breakdowns are calculated as a percentage of the total net assets in the Stein Roe & Farnham Growth Investor Portfolio. Since the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.



What do the numbers mean?

If you look closely at the chart below, you'll notice that it contains two different kinds of returns. The average annual total return is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart.) This percentage represents the average yearly return for the time period specified. The cumulative return is provided for periods less than one year. It represents the percentage by which the fund has grown or shrunk in the number of months indicated.

Average annual total return as of 6/30/02 (%)


                                                                                            Since
                                      3-month                                             Inception
                                   (cumulative)     1-year       3-year       5-year      (4/29/94)
----------------------------------------------------------------------------------------------------
   Young Investor Fund                -14.54        -26.53       -11.16        0.96         11.24
----------------------------------------------------------------------------------------------------
   S&P 500 Index                      -13.39        -17.98        -9.17        3.67         12.08
----------------------------------------------------------------------------------------------------
   Morningstar(R) Large
     Growth Category                  -16.00        -24.43       -12.60        1.33         9.00
----------------------------------------------------------------------------------------------------




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs in composition from the fund. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. The fund began operations on April 29, 1994. Benchmark information is from April 30, 1994. Stein Roe Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objectives and substantially the same investment policies as the fund.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth Category. This Morningstar category is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. Morningstar shall not be responsible for investment decisions, damage or other losses resulting from the use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sale charges are not reflected in the Morningstar averages.

Performance

                                  DID YOU KNOW?

   When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over a longer period of time. The chart below tells you how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994, the fund's inception date.




Performance of a $10,000
investment

4/29/94 - 6/30/02

[line chart data]:

                  Young
                  Investor          S&P 500
                  Fund              Index

4/94             $10,000.0         $10,000.0
                  10,040.0          10,163.0
                   9,699.6           9,914.0
                   9,859.7          10,239.2
                  10,299.4          10,658.0
                  10,239.7          10,397.9
                  10,659.5          10,630.8
                  10,449.5          10,243.9
                  10,737.9          10,395.5
                  10,778.7          10,664.7
                  11,031.0          11,079.6
                  11,413.7          11,406.4
                  11,545.0          11,741.8
                  11,736.6          12,210.3
                  12,723.7          12,493.5
                  13,489.7          12,907.1
                  13,661.0          12,939.4
                  14,395.9          13,485.4
                  14,103.7          13,436.8
                  14,909.0          14,025.4
                  15,010.4          14,296.1
                  15,597.3          14,782.1
                  15,806.3          14,919.6
                  16,465.4          15,062.8
                  17,575.2          15,284.3
                  18,422.3          15,677.1
                  18,777.9          15,736.6
                  17,532.9          15,041.1
                  18,318.4          15,358.4
                  19,510.9          16,221.6
                  19,782.1          16,669.3
                  20,557.6          17,927.8
                  20,278.0          17,572.9
                  21,220.9          18,669.4
                  20,669.2          18,816.9
                  19,292.6          18,045.4
                  20,158.8          19,120.9
                  21,719.1          20,289.2
                  22,759.5          21,192.1
                  24,341.3          22,876.8
                  23,506.4          21,595.7
                  24,655.8          22,777.0
                  23,940.8          22,016.3
                  24,536.9          23,035.6
                  25,606.7          23,431.8
                  25,760.4          23,689.6
                  27,826.4          25,397.6
                  28,903.2          26,698.0
                  29,232.7          26,970.3
                  28,233.0          26,506.4
                  29,847.9          27,582.6
                  28,868.9          27,290.2
                  23,513.7          23,346.8
                  24,931.6          24,843.3
                  26,646.9          26,860.5
                  28,219.0          28,488.3
                  30,123.8          30,129.2
                  31,521.6          31,388.6
                  30,405.7          30,412.4
                  32,783.4          31,628.9
                  33,616.2          32,853.0
                  32,456.4          32,077.7
                  34,043.5          33,851.5
                  32,242.6          32,798.8
                  31,588.1          32,634.8
                  30,890.0          31,740.6
                  33,435.3          33,749.8
                  35,551.8          34,434.9
                  39,665.1          36,459.6
                  38,744.9          34,629.4
                  42,293.9          33,974.9
                  43,545.8          37,297.6
                  39,953.3          36,175.0
                  36,265.6          35,433.4
                  39,620.2          36,305.0
                  38,970.4          35,738.7
                  42,871.3          37,958.1
                  40,869.2          35,953.9
                  39,516.5          35,802.8
                  34,557.2          32,981.6
                  35,680.3          33,143.2
                  37,442.9          34,319.8
                  33,590.0          31,193.2
                  30,993.5          29,218.7
                  33,931.7          31,486.1
                  33,721.3          31,697.0
                  32,480.3          30,926.8
                  30,352.9          30,623.7
                  28,304.1          28,709.7
                  24,491.5          26,392.9
                  25,326.7          26,897.0
                  27,585.8          28,960.0
                  27,834.1          29,214.8
                  27,077.0          28,788.3
                  26,359.5          28,232.7
                  27,925.2          29,294.2
                  26,227.3          27,519.0
                  25,705.4          27,318.1
6/02              23,873.0          25,385.0



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment. Benchmark performance is from April 30, 1994.

SR&F Growth Investor Portfolio

INVESTMENT PORTFOLIO
JUNE 30, 2002 (UNAUDITED)

Common Stocks--96.5%                  Shares         Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 22.0%
Automobiles & Components-- 1.6%
   Auto Parts & Equipment-- 1.6%
Gentex Corp. (a)                       500,000  $  13,735,000
                                                   ----------
Consumer Durables & Apparel-- 5.1%
   Apparal & Accessories-- 1.1%
Tiffany & Co.                          250,000      8,800,000
                                                   ----------
   Leisure Products-- 4.0%
Mattel, Inc.                         1,600,000     33,728,000
                                                   ----------
Hotels, Restaurants & Leisure-- 3.8%
   Leisure Facilities-- 0.9%
Cedar Fair, L.P.                       315,000      7,484,400
                                                   ----------
   Restaurants-- 2.9%
McDonald's Corp.                       850,000     24,182,500
                                                   ----------
Media-- 8.8%
   Broadcasting & Cable-- 4.3%
EchoStar Communications
   Corporation, Class A (a)            200,000      3,712,000
Hispanic Broadcasting Corp. (a)        650,000     16,965,000
Liberty Media Corporation (a)        1,500,000     15,000,000
                                                   ----------
                                                   35,677,000
                                                   ----------
   Movies & Entertainment-- 4.5%
AOL Time Warner, Inc.                  600,000      8,826,000
Viacom, Inc., Class B (a)              400,000     17,748,000
The Walt Disney Co.                    600,000     11,340,000
                                                   ----------
                                                   37,914,000
                                                   ----------
Retailing-- 2.7%
   Department Stores-- 2.1%
Home Depot, Inc.                       200,000      7,346,000
Kohl's Corp.                           150,000     10,512,000
                                                   ----------
                                                   17,858,000
                                                   ----------
   Internet & Catalog Retailing-- 0.6%
eBay, Inc.                              75,000      4,621,500
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER STAPLES-- 7.2%
Food & Drug Retailing-- 7.2%
   Drug Retail-- 4.6%
Walgreen Co.                         1,000,000     38,630,000
                                                   ----------
   Food Retail-- 2.6%
Safeway, Inc. (a)                      750,000     21,892,500
                                                   ----------


--------------------------------------------------------------------------------
Common Stocks--(continued)              Shares        Value
--------------------------------------------------------------------------------
ENERGY -- 1.6%
   Oil & Gas Drilling -- 1.6%
GlobalSantaFe Corp.                    500,000  $  13,675,000
                                                   ----------
--------------------------------------------------------------------------------
FINANCIALS -- 24.2%
Banks -- 5.4%
Texas Regional Bancshares,
   Inc., Class A                       362,500     17,639,250
Wells Fargo & Co.                      550,000     27,533,000
                                                   ----------
                                                   45,172,250
                                                   ----------
Diversified Financials-- 16.7%
   Consumer Finance-- 6.7%
Household International, Inc.          500,000     24,850,000
MBNA Corp.                             500,000     16,535,000
SLM Corp.                              150,000     14,535,000
                                                   ----------
                                                   55,920,000
                                                   ----------
   Diversified Financial Services-- 7.6%
Citigroup, Inc.                        725,000     28,093,750
The Goldman Sachs
   Group, Inc.                         300,000     22,005,000
Moody's Corp.                          150,000      7,462,500
Providian Financial Corp.            1,000,000      5,880,000
                                                   ----------
                                                   63,441,250
                                                   ----------
   Multi-Sector Holdings-- 2.4%
S&P 500 Depositary Receipt             200,000     19,792,000
                                                   ----------
Insurance-- 2.1%
   Life & Health Insurance-- 2.1%
AFLAC, Inc.                            550,000     17,600,000
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE-- 11.0%
Health Care Equipment & Services-- 2.1%
   Health Care Equipment-- 2.1%
Baxter International, Inc.             400,000     17,780,000
                                                   ----------
Pharmaceuticals & Biotechnology-- 8.9%
   Biotechnology-- 1.7%
Genentech, Inc. (a)                    425,000     14,237,500
                                                   ----------
   Pharmaceuticals-- 7.2%
Johnson & Johnson                      675,000     35,275,500
Wyeth                                  500,000     25,600,000
                                                   ----------
                                                   60,875,500
                                                   ----------

--------------------------------------------------------------------------------


See notes to Investment Portfolio.

SR&F Growth Investor Portfolio

Common Stocks--(continued)              Shares        Value
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.8%
Capital Goods -- 2.4%
   Industrial Conglomerates-- 2.4%
General Electric Co.                   700,000  $  20,335,000
                                                   ----------
Commercial Services & Supplies-- 2.3%
   Data Processing Services-- 2.3%
Fiserv, Inc.                           200,000      7,342,000
Paychex, Inc.                          375,000     11,733,750
                                                   ----------
                                                   19,075,750
                                                   ----------
Transportation-- 1.1%
   Airlines-- 1.1%
Southwest Airlines Co.                 550,000      8,888,000
                                                   ----------
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-- 15.0%
Software & Services-- 8.5%
   Applications Software-- 3.8%
BEA Systems, Inc. (a)                  575,000      5,468,250
Intuit, Inc. (a)                       400,000     19,888,000
Rational Software Corp. (a)            750,000      6,157,500
                                                   ----------
                                                   31,513,750
                                                   ----------
   Systems Software-- 4.7%
Microsoft Corp. (a)                    635,000     34,734,500
VERITAS Software Corp. (a)             225,000      4,452,750
                                                   ----------
                                                   39,187,250
                                                   ----------
Technology Hardware & Equipment-- 6.5%
   Computer Hardware-- 0.9%
Dell Computer Corporation (a)          300,000      7,842,000
                                                   ----------
   Computer Storage & Peripherals-- 0.8%
Network Appliance, Inc. (a)            560,000      6,966,400
                                                   ----------
   Networking Equipment-- 1.2%
Cisco Systems, Inc. (a)                750,000     10,462,500
                                                   ----------
   Semiconductors-- 2.3%
Maxim Integrated Products,
   Inc. (a)                            335,000     12,840,550
Micron Technology, Inc.                300,000      6,066,000
                                                   ----------
                                                   18,906,550
                                                   ----------
   Telecommunications Equipment-- 1.3%
Nokia Oyj, ADR                         500,000      7,240,000
Scientific-Atlanta, Inc.               200,000      3,290,000
                                                   ----------
                                                   10,530,000
                                                   ----------

--------------------------------------------------------------------------------
Common Stocks--(continued)              Shares        Value
--------------------------------------------------------------------------------
MATERIALS -- 4.2%
Chemicals -- 1.8%
Minerals Technologies, Inc.            300,000  $  14,796,000
                                                   ----------
Metals & Mining-- 2.4%
   Aluminum-- 2.4%
Alcoa, Inc.                            600,000     19,890,000
                                                   ----------
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-- 0.9%
Diversified Telecommunication Services-- 0.9%
   Integrated Telecommunications Services-- 0.9%
BellSouth Corporation                  250,000      7,875,000
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES-- 4.6%
Electric Utilities-- 1.6%
Calpine Corp. (a)                      720,000      5,061,600
Duke Energy Corp.                      275,000      8,552,500
                                                   ----------
                                                   13,614,100
                                                   ----------
Gas Utilities-- 3.0%
Kinder Morgan, Inc.                    650,000     24,713,000
                                                   ----------

TOTAL COMMON STOCKS
   (cost of $811,527,038)                         807,611,700
                                                   ----------

SHORT-TERM OBLIGATIONS -- 4.6%          Par
--------------------------------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd. dated 06/28/02,
   due 07/01/02 at 1.90%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2027, market
   value $39,611,303 (repurchase
   proceeds $38,709,128)
   (cost of $38,703,000)      $38,703,000          38,703,000
                                                   ----------
TOTAL INVESTMENTS -- 101.1%
   (cost of $850,230,038)(b)                      846,314,700
                                                   ----------
OTHER ASSETS & LIABILITIES, NET-- (1.1)%           (9,317,351)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                             $ 836,997,349
                                                  ===========


Notes to Investment Portfolio:

(a) Non-income producing
(b) Cost for federal income tax purposes is the same.

      Acronym                        Name
     ---------                      -------
        ADR               American Depositary Receipt



See notes to Investment Portfolio.

7
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

                                 ACTIVITY PAGES

CAN YOU FIND JASON'S MONEY?

Jason worked hard for many weeks taking care of Freckles, a neighbor's dog. In return for feeding Freckles and taking him for walks, Jason earned $40.25. As Jason was on his way to put this money in the bank, it fell out of the envelope in which he had kept it. Can you help Jason find all of his money in the picture below? (Hint: As you find each piece of money, circle it and write the amount in the following spaces. Then add up the numbers to make sure you've found all the money Jason had.)

 --------------  ---------------  ----------------  ---------------

 --------------  ---------------  ----------------  ---------------

        TOTAL___________________


[drawing of children in front of bank]


I

WHAT'S THIS WORTH?

Add up the coins on the left-hand side of the page and write the total value on the line under the coins. Then, in the box on the right-hand side, draw a picture of what those coins could buy. (If you don't know, ask a grownup for help.)

[drawings of different combinations of US coins]



II

IN A WORD

You know that an allowance gives you money to buy the things you want. How many words inside the word allowance can you find?

(There are at least 20.)

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

--------------------------   -------------------------   -----------------------

[drawing of girl]

Answers: allow, owe, low, all, now, cow, wall, call, cell, lean, lane, cane, lone, alone, won, well, lace, loan, law, local



PICTURE THIS!

Can you identify this well-known saying using the pictures and letters below?

[drawings depicting various letters and pictures making up a phrase]

Answer: Money doesn't grow on trees.



III

WHICH WOULD YOU OWN?

FUN GALORE!

Company earnings growth from 2000 to 2001                               25%

Industry earnings growth from 2000 to 2001                              30%

Estimated company earnings growth from 2001 to 2002                     23%

Estimated industry earnings growth from 2001 to 2002                    25%

Current stock price                                                     $15

P/E ratio (company)                                                    12.4

P/E ratio (industry)                                                   11.7


[TEXMEX icon]

Company earnings growth
from 2000 to 2001                            18%

Industry earnings growth
from 2000 to 2001                            10%

Estimated company earnings
growth from 2001 to 2002                     20%

Estimated industry earnings
growth from 2001 to 2002                     15%

Current stock price                          $20

P/E ratio (company)                         10.5

P/E ratio (industry)                        13.6




IV

Suppose you had $100 to invest in shares of a company's stock. How would you know which company to choose? Of the many different kinds of information that experienced investors use to make this decision, the most popular are 1) the growth in a company's earnings and 2) the price of its shares.

When looking at earnings growth, which is based on a company's total sales, experienced investors check both past growth and estimates of what future growth might be. They then compare the growth rates of the company with the average rates for other companies in the same industry. Companies that make good investments show continued growth year after year that is stronger than the average for their industries.

When looking at a company's stock price, you want to compare that price with its earnings. You can buy more shares of stock with your $100 from a company with a lower price. But a stock with a higher price might be a better bargain if its "price-to-earnings" (P/E) ratio is lower than the average for its industry.

On the previous page you will find earnings and price information on two imaginary companies. TexMexicon is a chain of fast-food restaurants and Fun Galore makes computer games. After looking at the information on these firms, decide which company would make the better investment and why. Write your answer in the space below.

I WOULD CHOOSE... BECAUSE




Answer: TexMexicon. Even though the sales growth for TexMexicon was lower than the growth for Fun Galore, sales at TexMexicon grew faster than the average company in the restaurant industry and are expected to remain above average in 2002. In addition, TexMexicon's stock price is cheap versus its earnings--both when compared to the price-to-earnings ratio for its industry and for Fun Galore.

V

CROSSWORD PUZZLE


How much do you know about the Young Investor Fund? See if you can complete the crossword puzzle below using various Fund clues. If you get stuck, check the Young Investor Fund website at WWW.YOUNGINVESTOR.COM. (We've filled in some of the blanks to give you a head start!)

ACROSS

   1. ________________Investor Fund
   6. Person who buys mutual fund shares
   9. Mutual__________
  11. ________________return


DOWN

   2. Company that makes electric appliances
   3. Blue_____________________stock
   4. Net asset value

   5. ___________________  Jones Industrial Average

   7. Another word for a dollar
   8. Entertainment company,________________________ Disney
  10. Internet service provider

VI
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

Transfer Agent

Important Information About This Report
The Transfer Agent for Stein Roe Young Investor Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Quarterly Report:
Stein Roe Young Investor Fund

[logo: STEIN ROE MUTUAL FUNDS]
One Financial Center
Boston, MA 02111-2621
800-338-2550

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